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                                                                Exhibit (19)

                              POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as Trustees and as Officer of NATIONWIDE INVESTING FOUNDATION III, an open-end investment company created for the laws of the State of Ohio, which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, a Registration Statement on Form N-1A for the registration under said Acts of the sale of shares of Nationwide Investing Foundation III, hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath his/her attorneys, and each of them, with power to act without the others, his/her attorneys, and full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to approve and sign any and all amendments to such Registration Settlement, containing a combined Part A (Prospectus) for Nationwide Investing Foundation III, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that said attorneys, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

        IN WITNESS WHEREOF, the undersigneds have herewith set their names and seals as of this 7th day of November, 1997.


/s/ Sue A. Doody                      /s/ Douglas F. Kridler
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Sue A. Doody, Trustee                 Douglas  F. Kridler, Trustee
Nationwide Investing Foundation III   Nationwide Investing Foundation III


/s/ Robert M. Duncan                  /s/ John C. Bryant
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Robert M. Duncan, Trustee             John C. Bryant
Nationwide Investing Foundation III   Nationwide Investing Foundation III



/s/ Dimon R. McFerson                 /s/ C. Brent DeVore
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Dimon R. McFerson                     C. Brent DeVore
Nationwide Investing Foundation III   Nationwide Investing Foundation III


/s/ Nancy C. Thomas                   /s/ Charles L. Fuellgraf, Jr.
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Nancy C. Thomas                       Charles L. Fuellgraf, Jr.
Nationwide Investing Foundation III   Nationwide Investing Foundation III


/s/ Harold W. Weihl                   /s/ Thomas J. Kerr, IV
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Harold W. Weihl                       Thomas J. Kerr, IV
Nationwide Investing Foundation III   Nationwide Investing Foundation III


/s/ David C. Wetmore
-----------------------------------
David C. Wetmore
Nationwide Investing Foundation III